Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events
Subsequent Events

22. Subsequent Events

Effective as of January 1, 2024, Mr. Julian Metherell and Mr. James Berner resigned from the Board. Ms. Despoina Kyritsi and Mr. Konstantinos Andreou were appointed to serve as members of the Partnership’s Board and Audit Committee, effective as of January 1, 2024.

On February 26, 2024, the board of directors of GasLog Partners approved and declared a distribution on the Series A Preference Units of $0.5390625 per preference unit, a distribution on the Series B Preference Units of $0.7253680 per preference unit and a distribution on the Series C Preference Units of $0.53125 per preference unit. The cash distributions are payable on March 15, 2024 to all unitholders of record as of March 8, 2024.